MERRILL LYNCH SERIES FUND, INC.

                  Supplement dated June 29, 2004
    to the Statement of Additional Information dated May 1, 2004

Non-fundamental investment restriction (b) on page 3 is deleted in its entirety and replaced with the following non-fundamental investment restriction pursuant to which each series of Merrill Lynch Series Fund, Inc. may not:

(b) Make short sales of securities or maintain a short position, except to the extent permitted under applicable law and the Prospectus and Statement of Additional Information pursuant to which Balanced Capital Strategy Portfolio, Core Bond Strategy Portfolio, High Yield Portfolio and Intermediate Government Bond Portfolio may make short sales of securities, and each series of the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts, and may make short sales "against the box," including short sales that are covered by securities immediately convertible or exchangeable into the security that is being sold short.

The section entitled "Foreign Securities" on page 8 is amended to include Intermediate Government Bond Portfolio in the list of funds that may invest in foreign securities and to include Core Bond Strategy Portfolio in the list of funds that may invest greater than 10% of its assets in foreign securities and in the list of funds that may invest in non-U.S. dollar denominated securities.

The section entitled "Foreign Exchange Transactions" on page 15 also is amended to include Core Bond Strategy Portfolio in the list of funds that may engage in foreign exchange transactions.